Exhibit 32.2


                  CERTIFICATION OF PERIODIC REPORT

I, Janet Brutschea Haugen, Senior Vice President and Chief Financial Officer of Unisys Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2005 (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 22, 2005



/s/ Janet Brutschea Haugen
------------------------
Janet Brutschea Haugen
Senior Vice President and
Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.